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                                                         Exhibit 10.21

[Logo]                                             CONTINUING SECURITY AGREEMENT


NAME OF DEBTOR:        MADE2MANAGE SYSTEMS, INC. ("the Debtor")
TAXPAYER I.D. NO.:     35-1665080
DEBTOR'S ADDRESS (Chief executive office): 9002 Purdue Road,
                                           Indianapolis, IN 46268

GRANT OF SECURITY INTEREST: The Debtor grants to NBD Bank, N.A., a national banking association the secured party, (referred to as the "Bank"), whose address is One Indiana Square, Indianapolis, IN 46266, a continuing security interest in the Collateral listed below, to secure the payment and performance of all of Debtor's debt to the Bank.

Debt shall include each and every debt, liability and obligation of every type and description now owed or arising at a later time, whether direct or indirect, joint, several, or joint and several and whether or not of the same type or class as presently outstanding, which shall collectively be referred to as "Liabilities". Liabilities shall also include all interest, costs, expenses and reasonable attorneys' fees accruing to or incurred by the Bank in collecting the Liabilities or in the protection, maintenance or liquidation of the Collateral.

DESCRIPTION OF COLLATERAL: The Collateral covered by this agreement is all of the Debtor's property defined below, present and future, including but not limited to any items listed on any schedule or list attached. Also included are all proceeds, including but not limited to stock rights, subscription rights, dividends, stock dividends, stock splits, or liquidating dividends, and all cash, accounts, chattel paper and general intangibles arising from the sale, rent, lease, casualty loss or other disposition of the Collateral, and any Collateral returned to, repossessed by or stopped in transit by the Debtor. Also included are the Debtor's books and records which reflect the Collateral. Where the Collateral is in the possession of the Bank, the Debtor agrees to deliver to the Bank any property which represents an increase in the Collateral or profits or proceeds of the Collateral.

1. "Accounts; Chattel Paper; General Intangibles" consists of accounts, chattel paper, general intangibles, instruments and documents, as those terms are defined in the Uniform Commercial Code ("UCC"). Also included is any right to a refund of taxes paid at any time to any governmental entity. Also included are letters of credit, and drafts under them, given in support of Accounts Receivable. The Debtor warrants that its chief executive office is at the address shown above.

2. "Inventory" consists of all property held at any location by or for the Debtor for sale, rent, or lease, or furnished or to be furnished by the Debtor under any contract of service, or raw materials or work in process and their products, or materials used or consumed in its business, and includes containers and shelving useful for storing. Without limiting the security interest granted, the Debtor's Inventory is presently located at 9002 PURDUE ROAD, INDIANAPOLIS, IN 46268.

3. "Equipment" consists of any goods at any time acquired, owned or held by Debtor at any location primarily for use in its business, including, but not limited to machinery, fixtures, furniture, furnishings and vehicles, and any accessions, parts, attachments, accessories, tools, dies, additions, substitutions, replacements and appurtenances to them or intended for use with them. Without limiting the security interest granted, equipment is presently located at 9002 PURDUE ROAD, INDIANAPOLIS, IN 46268.

WARRANTIES & covenants: The Debtor warrants and covenants to the Bank that:

1.  It will pay all Liabilities to the Bank secured by this agreement;

2. It is or will become the owner of the Collateral free from any liens, encumbrances or security interests except for this security interest and existing liens disclosed to and accepted by the Bank in writing, and will defend the Collateral against all claims and demands of all persons at any time claiming any interest in it;

3. It will keep the Collateral free of liens, encumbrances and other security interests except for this security interest, maintain it in good repair, not use it illegally and exhibit it to Bank on demand;

4. At its own expense, the Debtor will maintain comprehensive casualty insurance on the Collateral against such risks, in such amounts, with such deductibles and with such companies as may be satisfactory to the Bank. Each insurance policy shall contain a lender's loss payable endorsement satisfactory to the Bank and a prohibition against cancellation or amendment of the policy or removal of the Bank as loss payee without at least 30 days prior written notice to the Bank. In all events, the amounts of such insurance coverages shall conform to prudent business practices and shall be in such minimum amounts that the Debtor will not be deemed a co-insurer. The policies, or certificates evidencing them, shall, if the Bank so request, be deposited with the Bank;

5. It will not sell or offer to sell or otherwise transfer the Collateral, or change the location of the Collateral, without the written consent of the Bank, except in the ordinary course of business;

6. It will pay promptly when due all taxes and assessments upon the Collateral, or for its use or operation;

7. No financing statement covering all or any part of the Collateral or any proceeds is on file in any public office, unless the Bank has approved that filing, and at the Bank's request, the Debtor will execute one or more financing statements in form satisfactory to the Bank and will pay the cost of filing them in all public offices where filing is deemed by the Bank to be necessary or desirable;

8. It will immediately notify the Bank in writing of any change in its name, in its business organization, or its chief executive office, and of any additional places of business;

9. It will provide any information that the Bank may reasonably request and will permit the Bank, upon prior notice, to inspect and copy its books and records during normal business hours.

ACCOUNTS; CHATTEL PAPER; GENERAL INTANGIBLES: The Debtor acknowledges that if the Collateral includes "Accounts, Chattel Paper, and General Intangibles" and until the Bank gives notice to the Debtor to the contrary, the Debtor will, in the usual course of its business and at its own expense, on the Bank's behalf but not as the Bank's agent, demand and receive and use its best efforts to collect all moneys due or to become due. Until the Bank gives notice to Debtor to the contrary or until the Debtor is in default, it may use the funds collected in its business. Upon notice from the Bank or upon default, the Debtor agrees that all sums of money it receives on account of or in payment or settlement of the Accounts, Chattel Paper and General Intangibles shall be held by it as trustee for the Bank without commingling with any of its funds, and shall immediately be delivered to the Bank with endorsement to the Bank's order of any check or similar instrument. It is agreed that, at any time the Bank so elects, it shall be entitled, in its own name or in the name of the Debtor or otherwise, but at the expense and cost of the Debtor, to collect, demand, receive, sue for or compromise any and all Accounts, Chattel Paper and General Intangibles, and to give good and sufficient releases, to endorse any checks, drafts or other orders for the payment of money payable to the Debtor and, in its discretion, to file any claims or take any action or proceeding which the Bank may deem necessary or advisable. It is expressly understood and agreed, however, that the Bank shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. All notices required in this

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paragraph will be immediately effective when sent. Such notices need not be given prior to the Bank's taking action. The Debtor appoints the Bank or the Bank's designee as the Debtor's as the Debtor's attorney-in-fact to do all things with reference to the Collateral as provided for in this section including without limitation (1) to notify the post office authorities to change the Debtor's mailing address to one designated by the Bank, (2) to receive, open and dispose of mail addressed to the Debtor (3) to sign the Debtor's name on any invoice or bill of lading relating to any Collateral on assignments and verifications of account and on notices to the Debtor's customers, and (4) to do all things necessary to carry out this agreement. The Debtor ratifies and approves all acts of the Bank as attorney-in-fact. The Bank shall not be liable for any act or omission, nor any error of judgment or mistake of fact or law, but only for its gross negligence or willful misconduct. This power being coupled with an interest is irrevocable until the Liabilities have been fully satisfied.

The Bank shall have the right now, and at any time in the future in its sole and absolute discretion, without notice to the Debtor, to (a) prepare, file and sign the Debtor's name on any proof of claim in bankruptcy or similar document against any owner of the Collateral and (b) prepare, file and sign the Debtor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Collateral.

Immediately upon the Debtor's receipt of any Collateral evidenced by an agreement, instrument, chattel paper or document ("Special Collateral"), the Debtor shall mark the Special Collateral the show that it is subject to the Bank's security interest and shall deliver the original to the Bank together with appropriate endorsements and other specific evidence of assignment in form and substance satisfactory to the Bank.

REPRESENTATIONS: Each Debtor represents that: (a) the execution and delivery of this agreement and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, and do not require the consent or approval of any governmental authority or any third party; (b) this agreement is a valid and binding agreement, enforceable according to its terms; and (c) all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Debtor, other than a natural person, further represents: (a) it is duly organized, existing and in good standing under the laws where it is organized; and (b) the execution and delivery of this agreement and the performance of the obligations it imposes
(i) are within its powers and have been duly authorized by all necessary action of its governing body, and (ii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any agreement governing its affairs.

PLEDGE: If the Debtor is not liable for all or any part of the Borrower's obligations to the Bank (the "Debt"), then it agrees that: (a) If any monies become available to the Bank that it can apply to any Debt, the Bank may apply them to Debt not secured by this agreement. (b) Without notice to or the consent of the Debtor, the Bank may (i) take any action it chooses against any Borrower, against any collateral for the Debt, or against any other person liable for the Debt; (ii) release any Borrower or any other person liable for the Debt; release any collateral for the Debt, and neglect to perfect any interest in any such collateral; (iii) forbear or agree to forbear from exercising any rights or remedies, including any right of setoff, that it has against the Borrower, any other person liable for the Debt, or any other collateral for the Debt; (iv) renew, extend, modify or amend any Liability, and deal with any Borrower or any other person liable for the Debt as it chooses. (c) None of the Debtor's obligations under this agreement shall be affected by (i) any act or omission of the Bank; (ii) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of any Borrower; (iii) any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting any Borrower or any of its assets; or (iv) any change in the composition or structure of any Borrower or any Debtor, including a merger or consolidation with any other entity. (d) The Bank's rights under this section and this agreement are unconditional and absolute, regardless of the unenforceability of any provision of any agreement between any Borrower and the Bank, or the existence of any defense, setoff or counterclaim that a Borrower may be able to assert against the Bank. (e) It waives all rights of subrogation, contribution, reimbursement, indemnity, exoneration, implied contract, recourse to security, and any other claim (as that term is defined in the federal Bankruptcy Code, as amended from time to time) that it may have or acquire in the future against any Borrower, any other person liable for the Debt, or any collateral for the Debt, because of the existence of this agreement, the Debtor's performance under this agreement, or the Bank's availing itself of any rights or remedies under this agreement. (f) If any payment to the Bank on any of the Liabilities are wholly or partially invalidated, set aside, declared fraudulent or required to be repaid to the Borrower or anyone representing the Borrower or the Borrower's creditors under any bankruptcy or insolvency act or code, under any state or federal law, or under common law or equitable principles, then this agreement shall remain in full force and effect or be reinstated, as the case may be, until payment in full to the Bank of the repaid amounts, and of the Liabilities. If this agreement must be reinstated, the Debtor agrees to execute and deliver to the Bank new agreements and financing statements, if necessary, in form and substance acceptable to the Bank, covering the Collateral.

DEFAULT/REMEDIES: If the Debtor fails to pay any of the Liabilities when due, or if a default by anyone occurs under the terms of any agreement related to any of the Liabilities, or if the Debtor dies or fails to observe or perform any term of this agreement, or if any representation or warranty contained in this agreement is untrue, or if there is a material change in the financial condition of the Debtor which the Bank in good faith determines to be materially adverse, then the Bank shall have the rights and remedies provided by law or this agreement, including but not limited to the right to require the Debtor to assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to both parties, the right to take possession of the Collateral with or without demand and with or without process of law, and the right to sell and dispose of it and distribute the proceeds according to law. In connection with the right of Bank to take possession of the Collateral, the Bank may take possession of any other items of property in or on the Collateral at the time of taking possession, and hold them for the Debtor without liability on the part of Bank. If there is any statutory requirement for notice, that requirement shall be met if the Bank sends notice to the Debtor at least seven (7) days prior to the date of sale, disposition or other event giving rise to the required notice. The Debtor is liable for any deficiency remaining after disposition of the Collateral.

MISCELLANEOUS:

1. At its option the Bank may, but shall be under no duty or obligation to, discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, pay for insurance on the Collateral, and pay for the maintenance and preservation of the Collateral, and the Debtor agrees to reimburse the Bank on demand for any payment made or expense incurred by the Bank, with interest at the highest rate permitted under any of the instruments evidencing the Liabilities.

2. No delay on the part of Bank in the exercise of any right or remedy shall operate as a waiver, no single or partial exercise by Bank of any right or remedy shall preclude any other exercise of it or the exercise of any other right or remedy, and no waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by Bank, nor shall a waiver on one occasion be construed as a waiver of that right on any future occasion.

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3.  If any provision of this agreement is invalid, it shall be ineffective only to the extent of its invalidity, and the remaining provisions shall be valid and effective.

4. Except as provided in the Accounts paragraph above, notice from one party to another relating to this agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth above by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid, (d) Federal Express, Purolator Courier or like overnight courier service or (e) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.

5. All rights of Bank shall inure to the benefit of the Bank's successors and assigns; and all obligations of the Debtor shall bind the Debtor's heirs, executors, administrators, successors and assigns. If there is more than one Debtor, their obligations are joint and several.

6. A carbon, photographic or other reproduction of this agreement is sufficient, and can be filed as a financing statement. The Bank is irrevocably appointed the Debtor's attorney-in-fact to execute any financing statement on Debtor's behalf covering the Collateral.

7. The terms and provisions of this security agreement shall be governed by Indiana law.

WAIVER OF JURY TRIAL: The Bank and the Debtor, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this agreement or any related instrument or agreement, or any of the transactions contemplated by this agreement, or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the Debtor shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Debtor except by a written instrument executed by both of them.

Dated:  JUNE 25, 1996                  Debtor:

                                       MADE2MANAGE SYSTEMS, INC.



                                       By: /s/ David B. Wortman
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                                          David B. Wortman, President
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